Exhibit 99.9
                                  ------------
                CSC Computational Materials dated March 17, 2005



[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                         Countrywide Asset-Backed Certificates, Series 2005-02
-------------------------------------------------------------------------------


                                               Group 1 & Group 2

                                    ARM and Fixed        $923,756,903

                                Detailed Report


Summary of Loans in Statistical Calculation Pool                                               Range
(As of Calculation Date)                                                                       -----


Total Number of Loans                                               5,288
Total Outstanding Balance                                    $923,756,903
Average Loan Balance                                             $174,689                $4,858 to $980,000
WA Mortgage Rate                                                   7.640%                4.900% to 19.375%
Net WAC                                                            7.131%                4.391% to 18.866%
ARM Characteristics
         WA Gross Margin                                           7.156%                3.185% to 13.500%
         WA Months to First Roll                                       33                     1 to 60
         WA First Periodic Cap                                     1.850%                1.000% to 7.000%
         WA Subsequent Periodic Cap                                1.397%                1.000% to 3.000%
         WA Lifetime Cap                                          14.491%                8.000% to 26.375%
         WA Lifetime Floor                                         7.644%                1.800% to 19.375%
WA Original Term (months)                                             358                   180 to 360
WA Remaining Term (months)                                            356                    53 to 360
WA LTV                                                             71.83%                 3.70% to 100.00%
  Percentage of Pool with CLTV > 100%                               0.00%
WA FICO                                                               593

Secured by (% of pool)           1st Liens                        100.00%
                                 2nd Liens                          0.00%
Prepayment Penalty at Loan Orig (% of all loans)                   74.28%






 Top 5 States:          Top 5 Prop:          Doc Types:        Purpose Codes      Occ Codes         Grades         Orig PP Term
 -------------          -----------          ----------        -------------      ---------         ------         ------------

CA       35.50%      SFR       69.27%    FULL      58.54%    RCO      61.45%   OO     97.67%     A     64.24%      0       25.72%
FL        9.04%      PUD       17.08%    STATED    41.44%    PUR      34.57%   INV     1.82%     A-     6.35%      6        0.01%
NV        4.76%      CND        7.65%    SIMPLE     0.02%    RNC       3.98%   2H      0.51%     B     11.02%      9        0.52%
NJ        3.77%      2 FAM      3.80%                                                            C     11.72%     12        4.90%
NY        3.76%      3 FAM      1.12%                                                            C-     4.21%     13        0.10%
                                                                                                 D      2.46%     24       14.94%
                                                                                                                  36       47.88%
                                                                                                                  42        0.02%
                                                                                                                  60        5.90%


------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                         Countrywide Asset-Backed Certificates, Series 2005-02
-------------------------------------------------------------------------------



                                                    Group 1 & Group 2

                                          ARM and Fixed        $923,756,903

                                                     Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                         Program
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                      $4,502,964        31      0.49    $145,257     7.492      341.62      585      78.7
30Y LIB6M - IO                   $308,965         1      0.03    $308,965     7.375      353.00      630      80.0
2/28 LIB6M                   $123,369,937       714     13.36    $172,787     7.667      357.74      589      72.7
2/28 LIB6M - IO               $39,724,932       160      4.30    $248,281     7.042      358.80      603      78.3
3/27 LIB6M                   $493,911,054     2,953     53.47    $167,257     7.843      359.20      587      71.3
3/27 LIB6M - IO              $150,506,831       624     16.29    $241,197     7.214      359.32      609      77.1
5/25 LIB6M                       $700,472         3      0.08    $233,491     6.854      359.57      648      72.8
15Yr Fixed                     $8,369,785        77      0.91    $108,699     7.596      176.72      585      55.3
15Yr Fixed - CC                $2,795,854        29      0.30     $96,409     8.430      179.19      567      61.5
20Yr Fixed                       $149,565         2      0.02     $74,782     9.327      238.00      545      32.9
30Yr Fixed                    $75,219,192       528      8.14    $142,461     7.296      358.21      605      63.4
30Yr Fixed - CC               $17,458,054       128      1.89    $136,391     8.277      359.03      580      64.6
30Yr Fixed - IO                $6,135,667        26      0.66    $235,987     6.878      359.22      651      70.0
30/15 Fixed Balloon              $603,632        12      0.07     $50,303    12.855      121.40      563      61.8
---------------------------------------------------------------------------------------------------------------------------------
                             $923,756,903     5,288    100.00    $174,689     7.640      356.46      593      71.8
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                         Original Term
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
ARM 360                      $813,025,155     4,486     88.01    $181,236     7.658      358.88      592      73.0
Fixed 180                     $11,769,270       118      1.27     $99,740     8.064      174.47      580      57.1
Fixed 240                        $149,565         2      0.02     $74,782     9.327      238.00      545      32.9
Fixed 360                     $98,812,913       682     10.70    $144,887     7.444      358.42      603      64.0
---------------------------------------------------------------------------------------------------------------------------------
                             $923,756,903     5,288    100.00    $174,689     7.640      356.46      593      71.8
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                         Range of Current Balance
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00               $305,222        17      0.03     $17,954    12.333      227.20      568      52.8
$25,000.01 - $50,000.00        $6,395,807       139      0.69     $46,013     9.685      330.16      566      60.9
$50,000.01 - $75,000.00       $52,346,045       820      5.67     $63,837     8.641      350.71      592      73.7
$75,000.01 - $100,000.00      $52,584,285       599      5.69     $87,787     8.159      350.33      585      66.9
$100,000.01 - $150,000.00    $136,837,643     1,090     14.81    $125,539     7.866      355.06      586      69.1
$150,000.01 - $200,000.00    $164,909,135       939     17.85    $175,622     7.588      358.01      588      69.8
$200,000.01 - $250,000.00    $151,805,542       674     16.43    $225,231     7.442      357.77      591      71.7
$250,000.01 - $300,000.00    $106,599,020       388     11.54    $274,740     7.405      356.89      595      72.1
$300,000.01 - $350,000.00     $67,963,639       209      7.36    $325,185     7.290      359.33      601      74.0
$350,000.01 - $400,000.00     $63,758,324       170      6.90    $375,049     7.459      359.21      596      75.5
$400,000.01 - $450,000.00     $39,493,626        93      4.28    $424,663     7.365      359.32      601      78.0
$450,000.01 - $500,000.00     $36,766,194        76      3.98    $483,766     7.334      357.00      602      74.6


------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                         Countrywide Asset-Backed Certificates, Series 2005-02
-------------------------------------------------------------------------------



                                                    Group 1 & Group 2

                                          ARM and Fixed        $923,756,903

                                                     Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                         Range of Current Balance
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
$500,000.01 - $550,000.00     $15,162,353        29      1.64    $522,840     7.648      359.01      628      77.5
$550,000.01 - $600,000.00     $14,953,289        26      1.62    $575,127     7.472      352.61      606      76.9
$600,000.01 - $650,000.00      $3,185,897         5      0.34    $637,179     7.569      359.60      613      77.9
$650,000.01 - $700,000.00      $2,016,000         3      0.22    $672,000     7.069      360.00      593      78.5
$700,000.01 - $750,000.00      $4,396,509         6      0.48    $732,752     7.811      359.17      658      68.7
$750,000.01 - $800,000.00      $1,576,081         2      0.17    $788,041     7.092      359.01      599      82.4
$800,000.01 - $850,000.00        $825,000         1      0.09    $825,000     8.850      360.00      596      75.3
$850,000.01 - $900,000.00        $897,292         1      0.10    $897,292     7.200      359.00      660      71.8
> $900,000.00                    $980,000         1      0.11    $980,000     7.300      359.00      618      75.4
---------------------------------------------------------------------------------------------------------------------------------
                             $923,756,903     5,288    100.00    $174,689     7.640      356.46      593      71.8
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                         State
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
Alabama                        $3,022,496        29      0.33    $104,224     8.214      347.40      579      73.2
Alaska                           $313,591         2      0.03    $156,795     7.558      358.32      636      53.3
Arizona                       $25,880,213       165      2.80    $156,850     7.602      356.11      601      76.0
Arkansas                         $998,575        14      0.11     $71,327     9.700      340.50      571      76.9
California                   $327,958,988     1,355     35.50    $242,036     7.235      358.26      592      69.6
Colorado                      $24,262,953       138      2.63    $175,819     7.340      358.31      608      78.8
Connecticut                   $13,696,640        82      1.48    $167,032     8.022      356.55      575      69.1
Delaware                       $2,828,076        18      0.31    $157,115     7.999      342.45      587      68.9
District of Columbia           $6,478,206        34      0.70    $190,535     8.039      358.96      564      59.6
Florida                       $83,541,368       540      9.04    $154,706     7.814      355.96      594      72.7
Georgia                       $15,366,060       113      1.66    $135,983     8.161      354.17      602      76.0
Hawaii                         $7,900,154        31      0.86    $254,844     7.025      342.98      621      66.4
Idaho                          $2,695,934        23      0.29    $117,215     7.171      359.65      612      78.0
Illinois                      $19,340,985       133      2.09    $145,421     8.095      356.90      605      72.6
Indiana                        $6,242,067        61      0.68    $102,329     8.215      348.48      588      76.2
Iowa                             $941,591        12      0.10     $78,466     9.213      349.21      588      76.7
Kansas                           $791,191         9      0.09     $87,910     8.448      347.64      578      72.8
Kentucky                       $6,806,718        69      0.74     $98,648     7.991      357.88      603      79.9
Louisiana                      $5,850,749        60      0.63     $97,512     8.109      354.16      593      76.0
Maine                            $755,130         7      0.08    $107,876     9.864      358.92      583      57.3
Maryland                      $26,652,172       133      2.89    $200,392     8.013      357.95      583      71.9
Massachusetts                 $29,894,601       143      3.24    $209,053     7.959      357.01      573      69.9
Michigan                      $21,761,635       207      2.36    $105,129     8.399      355.03      590      77.3
Minnesota                      $9,035,755        51      0.98    $177,172     7.881      351.92      607      73.7
Mississippi                    $3,811,953        35      0.41    $108,913     8.010      348.90      606      76.5
Missouri                      $12,247,113       107      1.33    $114,459     8.408      355.33      590      77.9
Montana                        $2,234,055        16      0.24    $139,628     7.718      359.51      601      76.4
Nebraska                       $1,492,335        19      0.16     $78,544     8.885      358.59      601      83.1




------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                         Countrywide Asset-Backed Certificates, Series 2005-02
-------------------------------------------------------------------------------



                                                    Group 1 & Group 2

                                          ARM and Fixed        $923,756,903

                                                     Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                         State
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
Nevada                        $43,960,935       204      4.76    $215,495     7.405      358.84      596      72.5
New Hampshire                  $4,561,133        27      0.49    $168,931     7.531      359.27      588      67.5
New Jersey                    $34,786,601       179      3.77    $194,339     8.349      357.85      583      68.6
New Mexico                       $782,380         6      0.08    $130,397     8.892      358.34      614      75.7
New York                      $34,698,629       154      3.76    $225,316     7.604      353.91      585      65.6
North Carolina                 $5,527,654        38      0.60    $145,465     8.286      342.47      581      71.3
North Dakota                     $826,829         9      0.09     $91,870     8.400      359.37      616      77.9
Ohio                           $5,816,064        66      0.63     $88,122     8.664      349.49      583      75.5
Oklahoma                       $3,279,784        41      0.36     $79,995     8.408      356.20      598      79.4
Oregon                        $12,291,327        76      1.33    $161,728     7.329      356.63      600      75.6
Pennsylvania                  $12,124,091        89      1.31    $136,226     8.032      357.26      584      72.0
Rhode Island                   $3,435,386        23      0.37    $149,365     8.673      359.15      560      64.7
South Carolina                 $1,020,982         7      0.11    $145,855     8.965      357.60      617      73.7
South Dakota                     $198,307         3      0.02     $66,102     7.918      358.00      629      83.0
Tennessee                     $10,718,566        86      1.16    $124,634     7.701      352.70      599      80.0
Texas                         $30,984,567       317      3.35     $97,743     7.739      347.94      624      75.6
Utah                           $9,118,495        67      0.99    $136,097     7.476      354.27      611      79.1
Vermont                           $78,000         1      0.01     $78,000     8.500      360.00      530      70.9
Virginia                      $23,273,388       117      2.52    $198,918     7.732      358.23      584      73.4
Washington                    $15,651,769        97      1.69    $161,358     7.258      358.01      599      74.0
West Virginia                    $645,359         5      0.07    $129,072     8.764      359.68      551      65.6
Wisconsin                      $6,436,186        61      0.70    $105,511     8.988      355.02      579      75.5
Wyoming                          $739,166         9      0.08     $82,130     7.852      359.01      602      76.5
---------------------------------------------------------------------------------------------------------------------------------
                             $923,756,903     5,288    100.00    $174,689     7.640      356.46      593      71.8
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                         Loan-to-Value Ratios
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
<= 50.00                      $84,321,988       621      9.13    $135,784     7.499      349.69      570      40.8
50.01 - 55.00                 $46,572,801       277      5.04    $168,133     7.441      355.43      566      52.9
55.01 - 60.00                 $50,898,080       287      5.51    $177,345     7.544      354.14      566      57.7
60.01 - 65.00                 $77,483,169       415      8.39    $186,706     7.888      353.92      562      63.2
65.01 - 70.00                 $84,852,107       467      9.19    $181,696     7.921      355.00      567      68.6
70.01 - 75.00                $106,793,058       545     11.56    $195,951     7.763      357.54      584      73.9
75.01 - 80.00                $343,812,595     2,004     37.22    $171,563     7.352      358.75      623      79.7
80.01 - 85.00                 $52,406,606       293      5.67    $178,862     7.999      356.44      581      84.3
85.01 - 90.00                 $46,051,594       202      4.99    $227,978     7.939      358.11      593      89.6
90.01 - 95.00                 $17,144,310        81      1.86    $211,658     8.711      359.21      601      94.4
95.01 - 100.00                $13,420,597        96      1.45    $139,798     8.995      359.20      611      99.9
---------------------------------------------------------------------------------------------------------------------------------
                             $923,756,903     5,288    100.00    $174,689     7.640      356.46      593      71.8
---------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                         Countrywide Asset-Backed Certificates, Series 2005-02
-------------------------------------------------------------------------------



                                                    Group 1 & Group 2

                                          ARM and Fixed        $923,756,903

                                                     Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                 Range of Current Gross Coupon
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                    $880,010         4      0.10    $220,003     4.977      359.60      570      75.1
5.001 - 5.500                  $3,727,381        18      0.40    $207,077     5.438      338.88      668      67.9
5.501 - 6.000                 $51,311,374       222      5.55    $231,132     5.874      354.34      632      71.1
6.001 - 6.500                $104,752,932       483     11.34    $216,880     6.339      357.18      621      72.1
6.501 - 7.000                $179,312,261       905     19.41    $198,135     6.812      358.43      608      70.7
7.001 - 7.500                $140,952,360       765     15.26    $184,251     7.321      357.89      597      71.2
7.501 - 8.000                $165,972,907       921     17.97    $180,209     7.805      357.36      591      71.5
8.001 - 8.500                 $88,703,486       555      9.60    $159,826     8.305      356.25      575      71.5
8.501 - 9.000                 $82,185,656       501      8.90    $164,043     8.798      354.80      569      72.6
9.001 - 9.500                 $39,123,419       277      4.24    $141,240     9.319      355.28      551      74.1
9.501 - 10.000                $29,871,211       253      3.23    $118,068     9.815      352.85      552      73.8
10.001 - 10.500               $16,795,106       147      1.82    $114,252    10.288      350.54      553      77.0
10.501 - 11.000                $9,087,290       102      0.98     $89,091    10.792      351.91      544      76.1
11.001 - 11.500                $4,150,886        42      0.45     $98,831    11.326      350.83      543      75.6
11.501 - 12.000                $4,895,346        58      0.53     $84,403    11.796      351.47      554      77.4
12.001 - 12.500                $1,117,265        15      0.12     $74,484    12.214      351.43      557      82.1
12.501 - 13.000                  $318,077         6      0.03     $53,013    12.655      290.07      567      81.7
13.001 - 13.500                  $176,698         4      0.02     $44,175    13.233      342.55      542      73.8
13.501 - 14.000                  $243,467         4      0.03     $60,867    13.851      179.25      543      70.2
> 14.000                         $179,772         6      0.02     $29,962    15.064      161.02      529      64.6
---------------------------------------------------------------------------------------------------------------------------------
                             $923,756,903     5,288    100.00    $174,689     7.640      356.46      593      71.8
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                         Property Type
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
SFR                          $639,864,470     3,823     69.27    $167,372     7.638      356.29      590      70.8
PUD                          $157,762,846       773     17.08    $204,092     7.509      356.23      600      75.2
CND                           $70,654,828       405      7.65    $174,456     7.722      357.93      602      75.3
2 FAM                         $35,075,331       191      3.80    $183,640     8.013      356.31      597      68.9
3 FAM                         $10,363,123        40      1.12    $259,078     7.698      358.93      586      66.3
CNDP                           $4,132,729        23      0.45    $179,684     7.606      359.38      640      75.6
4 FAM                          $4,121,126        19      0.45    $216,901     7.846      358.73      593      69.5
MNF                            $1,782,451        14      0.19    $127,318     8.727      356.21      611      70.7
---------------------------------------------------------------------------------------------------------------------------------
                             $923,756,903     5,288    100.00    $174,689     7.640      356.46      593      71.8
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                         Purpose
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
RCO                          $567,618,310     3,086     61.45    $183,933     7.681      355.64      575      67.2
PUR                          $319,326,988     1,960     34.57    $162,922     7.554      358.76      625      80.1



------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                         Countrywide Asset-Backed Certificates, Series 2005-02
-------------------------------------------------------------------------------



                                                    Group 1 & Group 2

                                          ARM and Fixed        $923,756,903

                                                     Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                         Purpose
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
RNC                           $36,811,604       242      3.98    $152,114     7.756      349.20      588      71.1
---------------------------------------------------------------------------------------------------------------------------------
                             $923,756,903     5,288    100.00    $174,689     7.640      356.46      593      71.8
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                         Occupancy
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
OO                           $902,266,708     5,120     97.67    $176,224     7.625      356.49      593      72.0
INV                           $16,802,054       132      1.82    $127,288     8.212      356.25      601      64.2
2H                             $4,688,140        36      0.51    $130,226     8.601      352.03      579      58.2
---------------------------------------------------------------------------------------------------------------------------------
                             $923,756,903     5,288    100.00    $174,689     7.640      356.46      593      71.8
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                          Range of Months Remaining to Scheduled Maturity
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
1 - 120                          $822,286        18      0.09     $45,683    11.900      115.11      565      68.6
121 - 180                     $10,951,843       101      1.19    $108,434     7.777      178.87      581      56.2
181 - 300                      $4,197,855        56      0.45     $74,962     9.744      292.31      586      72.4
301 - 360                    $907,784,919     5,113     98.27    $177,544     7.625      359.12      593      72.0
---------------------------------------------------------------------------------------------------------------------------------
                             $923,756,903     5,288    100.00    $174,689     7.640      356.46      593      71.8
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                 Collateral Grouped by Document Type
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
FULL                         $540,752,178     3,296     58.54    $164,063     7.626      356.50      583      72.6
STATED INCOME                $382,777,690     1,989     41.44    $192,447     7.660      356.44      607      70.7
SIMPLE                           $227,035         3      0.02     $75,678     9.273      298.08      639      63.7
---------------------------------------------------------------------------------------------------------------------------------
                             $923,756,903     5,288    100.00    $174,689     7.640      356.46      593      71.8
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                         Collateral Grouped by FICO
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
801 - 820                        $596,682         2      0.06    $298,341     6.326      359.47      813      81.5
781 - 800                      $2,028,859         5      0.22    $405,772     7.289      359.26      792      66.8
761 - 780                      $5,176,045        24      0.56    $215,669     6.699      359.28      770      76.2
741 - 760                      $5,126,868        26      0.56    $197,187     6.466      359.04      750      76.4
721 - 740                     $10,573,282        50      1.14    $211,466     6.763      358.94      730      79.2



------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                         Countrywide Asset-Backed Certificates, Series 2005-02
-------------------------------------------------------------------------------



                                                    Group 1 & Group 2

                                          ARM and Fixed        $923,756,903

                                                     Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                         Collateral Grouped by FICO
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
701 - 720                     $12,667,153        70      1.37    $180,959     6.942      357.77      709      77.9
681 - 700                     $22,705,684       127      2.46    $178,785     6.955      353.31      689      75.2
661 - 680                     $49,488,981       267      5.36    $185,352     7.198      356.95      669      76.5
641 - 660                     $62,275,713       364      6.74    $171,087     7.197      357.01      649      75.4
621 - 640                    $117,665,246       608     12.74    $193,528     7.267      357.89      630      77.1
601 - 620                    $122,608,801       675     13.27    $181,643     7.342      357.15      611      75.6
581 - 600                    $123,653,218       702     13.39    $176,144     7.486      356.97      591      73.1
561 - 580                     $96,426,272       587     10.44    $164,270     7.719      355.67      571      69.8
541 - 560                     $88,146,274       523      9.54    $168,540     8.004      354.38      550      66.4
521 - 540                     $96,347,894       591     10.43    $163,025     8.223      355.57      530      64.8
501 - 520                    $100,303,132       620     10.86    $161,779     8.555      356.04      511      65.9
<= 500                         $7,966,799        47      0.86    $169,506     8.613      357.69      498      68.7
---------------------------------------------------------------------------------------------------------------------------------
                             $923,756,903     5,288    100.00    $174,689     7.640      356.46      593      71.8
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                         Grade
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
A                            $593,428,689     3,368     64.24    $176,196     7.416      357.01      609      74.1
A-                            $58,692,030       303      6.35    $193,703     7.615      355.11      575      68.5
B                            $101,810,692       572     11.02    $177,991     7.884      355.92      568      68.0
C                            $108,251,713       668     11.72    $162,053     8.301      356.76      555      66.3
C-                            $38,894,526       230      4.21    $169,107     8.178      352.39      560      70.3
D                             $22,679,255       147      2.46    $154,281     8.400      353.71      561      67.4
---------------------------------------------------------------------------------------------------------------------------------
                             $923,756,903     5,288    100.00    $174,689     7.640      356.46      593      71.8
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Prepayment Penalty Months
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
0                            $237,598,498     1,331     25.72    $178,511     8.240      356.29      593      70.8
6                                $138,130         2      0.01     $69,065     7.550      357.40      667      77.6
9                              $4,831,123        21      0.52    $230,053     7.361      359.77      577      78.0
12                            $45,269,046       198      4.90    $228,632     7.603      354.50      592      69.3
13                               $920,000         3      0.10    $306,667     7.954      359.70      559      57.4
24                           $138,040,050       725     14.94    $190,400     7.323      357.65      593      74.0
36                           $442,323,516     2,608     47.88    $169,603     7.459      358.06      592      72.7
42                               $174,944         1      0.02    $174,944     7.600      359.00      662      80.0
60                            $54,461,596       399      5.90    $136,495     7.352      342.54      599      65.4
---------------------------------------------------------------------------------------------------------------------------------
                             $923,756,903     5,288    100.00    $174,689     7.640      356.46      593      71.8
---------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                         Countrywide Asset-Backed Certificates, Series 2005-02
-------------------------------------------------------------------------------



                                                    Group 1 & Group 2

                                          ARM and Fixed        $923,756,903

                                                     Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                         Range of Months to Roll             (Excludes 802  Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                 WA             CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION      MTR            BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
0 - 6            3             $7,319,915        63      0.90    $116,189     8.350      326.91      585      78.8
13 - 18         17             $1,808,290        13      0.22    $139,099     6.892      352.59      597      68.4
19 - 24         23           $159,219,707       837     19.58    $190,227     7.488      358.84      592      74.1
25 - 31         30             $3,200,084        20      0.39    $160,004     7.864      353.54      570      71.9
32 - 37         35           $640,776,688     3,550     78.81    $180,500     7.694      359.30      592      72.7
>= 38           60               $700,472         3      0.09    $233,491     6.854      359.57      648      72.8
---------------------------------------------------------------------------------------------------------------------------------
                             $813,025,155     4,486    100.00    $181,236     7.658      358.88      592      73.0
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                         Range of Margin                    (Excludes 802   Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                    $249,516         2      0.03    $124,758     7.152      357.54      549      41.6
4.001 - 5.000                 $20,801,756       115      2.56    $180,885     6.846      358.60      580      62.7
5.001 - 6.000                $124,818,033       632     15.35    $197,497     6.986      358.44      601      72.4
6.001 - 7.000                $259,629,402     1,352     31.93    $192,034     7.116      358.83      604      72.6
7.001 - 8.000                $247,221,524     1,364     30.41    $181,247     7.838      359.02      591      72.9
8.001 - 9.000                $116,067,679       689     14.28    $168,458     8.600      359.14      574      74.7
9.001 - 10.000                $34,529,995       238      4.25    $145,084     9.432      359.15      551      76.9
10.001 - 11.000                $8,540,417        81      1.05    $105,437    10.415      358.95      549      80.3
11.001 - 12.000                  $894,135         8      0.11    $111,767     9.230      359.59      590      84.9
12.001 - 13.000                  $222,723         4      0.03     $55,681    12.241      358.72      557      85.7
> 13.000                          $49,974         1      0.01     $49,974    12.500      358.00      585     100.0
---------------------------------------------------------------------------------------------------------------------------------
7.156                        $813,025,155     4,486    100.00    $181,236     7.658      358.88      592      73.0
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                         Range of Maximum Rates             (Excludes 802   Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
<= 8.000                         $379,745         1      0.05    $379,745     8.000      359.00      608      82.6
10.001 - 10.500                  $249,175         1      0.03    $249,175     5.500      357.00      609      59.5
10.501 - 11.000                  $147,849         1      0.02    $147,849     5.875      359.00      666      80.0
11.001 - 11.500                  $705,675         4      0.09    $176,419     5.509      359.13      713      77.6
11.501 - 12.000                $3,952,766        19      0.49    $208,040     5.655      359.09      633      71.4
12.001 - 12.500               $13,934,150        68      1.71    $204,914     6.228      358.98      619      71.5
12.501 - 13.000               $53,642,080       248      6.60    $216,299     6.315      358.80      615      71.2
13.001 - 13.500               $97,282,665       463     11.97    $210,114     6.552      359.10      619      73.3
13.501 - 14.000              $169,798,739       853     20.88    $199,061     6.958      359.15      604      72.1
14.001 - 14.500              $125,382,605       656     15.42    $191,132     7.447      359.11      593      72.5
14.501 - 15.000              $131,244,952       704     16.14    $186,427     7.917      359.13      588      73.6
15.001 - 15.500               $70,153,728       425      8.63    $165,068     8.391      359.14      574      72.7




------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                         Countrywide Asset-Backed Certificates, Series 2005-02
-------------------------------------------------------------------------------



                                                    Group 1 & Group 2

                                          ARM and Fixed        $923,756,903

                                                     Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                         Range of Maximum Rates             (Excludes  802  Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
15.501 - 16.000               $64,886,035       383      7.98    $169,415     8.878      358.73      567      73.4
16.001 - 16.500               $31,685,578       222      3.90    $142,728     9.377      357.97      551      75.8
16.501 - 17.000               $22,106,824       179      2.72    $123,502     9.872      357.71      554      74.2
17.001 - 17.500               $12,779,616       100      1.57    $127,796    10.268      355.60      552      77.2
17.501 - 18.000                $6,335,202        68      0.78     $93,165    10.776      356.39      541      75.7
18.001 - 18.500                $3,169,540        28      0.39    $113,198    11.262      356.04      547      76.0
18.501 - 19.000                $3,779,077        44      0.46     $85,888    11.813      357.80      553      78.0
19.001 - 19.500                $1,070,779        12      0.13     $89,232    12.209      356.48      557      83.5
> 19.500                         $338,376         7      0.04     $48,339    13.391      345.45      564      85.1
---------------------------------------------------------------------------------------------------------------------------------
14.491                       $813,025,155     4,486    100.00    $181,236     7.658      358.88      592      73.0
---------------------------------------------------------------------------------------------------------------------------------



                                                         Initial Periodic Rate Cap          (Excludes  802  Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
1.000                          $8,224,384        55      1.01    $149,534     7.790      349.68      591      76.0
1.500                        $610,800,936     3,316     75.13    $184,198     7.667      359.17      593      73.3
2.000                          $4,339,689        29      0.53    $149,644     7.751      358.47      572      72.2
3.000                        $189,190,280     1,084     23.27    $174,530     7.623      358.37      588      71.9
6.000                            $168,920         1      0.02    $168,920     6.300      359.00      617      80.0
7.000                            $300,946         1      0.04    $300,946     7.500      359.00      650      80.0
---------------------------------------------------------------------------------------------------------------------------------
                             $813,025,155     4,486    100.00    $181,236     7.658      358.88      592      73.0
---------------------------------------------------------------------------------------------------------------------------------



                                                 Subsequent Periodic Rate Cap               (Excludes  802  Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
1.000                        $167,622,455       958     20.62    $174,971     7.660      357.89      589      71.7
1.500                        $645,015,609     3,525     79.34    $182,983     7.656      359.14      593      73.3
2.000                            $187,263         2      0.02     $93,632     8.705      357.00      517      51.0
3.000                            $199,828         1      0.02    $199,828    10.150      358.00      505      49.4
---------------------------------------------------------------------------------------------------------------------------------
                             $813,025,155     4,486    100.00    $181,236     7.658      358.88      592      73.0
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                         Range of Lifetime Rate Floor       (Excludes  802  Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
1.001 - 2.000                     $62,418         1      0.01     $62,418     7.800      357.00      685      79.9
3.001 - 4.000                    $134,767         1      0.02    $134,767     6.750      358.00      546      48.2
4.001 - 5.000                  $1,379,991         7      0.17    $197,142     5.538      359.23      593      76.9




------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                         Countrywide Asset-Backed Certificates, Series 2005-02
-------------------------------------------------------------------------------


                                                    Group 1 & Group 2

                                          ARM and Fixed        $923,756,903

                                                     Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                         Range of Lifetime Rate Floor        (Excludes 802  Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
5.001 - 6.000                 $37,721,373       169      4.64    $223,203     5.955      358.71      623      72.3
6.001 - 7.000                $260,333,644     1,259     32.02    $206,778     6.668      359.17      612      72.3
7.001 - 8.000                $268,825,097     1,415     33.06    $189,982     7.583      359.09      594      73.1
8.001 - 9.000                $152,531,779       897     18.76    $170,047     8.547      358.91      572      72.7
9.001 - 10.000                $61,454,922       447      7.56    $137,483     9.527      358.01      549      74.5
> 10.000                      $30,581,165       290      3.76    $105,452    10.761      356.45      551      77.8
---------------------------------------------------------------------------------------------------------------------------------
                             $813,025,155     4,486    100.00    $181,236     7.658      358.88      592      73.0
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                         Next Interest Adjustment Date       (Excludes 802  Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
04/05                            $594,491         6      0.07     $99,082     8.821      295.75      605      69.1
05/05                          $1,042,439        11      0.13     $94,767     8.763      321.34      578      81.9
06/05                          $2,906,491        29      0.36    $100,224     8.730      325.71      579      81.3
07/05                          $1,295,593         6      0.16    $215,932     7.646      330.65      579      77.1
08/05                            $958,005         6      0.12    $159,668     7.789      339.79      609      83.0
09/05                            $522,895         5      0.06    $104,579     7.648      347.24      583      66.8
04/06                             $84,999         1      0.01     $84,999     6.000      349.00      588      31.5
06/06                            $193,274         1      0.02    $193,274     6.650      351.00      587      88.0
07/06                            $347,590         2      0.04    $173,795     6.655      352.00      637      82.4
08/06                            $854,019         7      0.11    $122,003     7.012      353.00      599      71.3
09/06                            $328,407         2      0.04    $164,203     7.201      354.00      559      43.7
10/06                          $2,023,898         9      0.25    $224,878     8.189      355.00      560      72.5
11/06                          $3,725,530        21      0.46    $177,406     7.997      356.00      590      73.0
12/06                         $13,689,235        86      1.68    $159,177     7.597      357.00      598      70.4
01/07                         $33,986,492       192      4.18    $177,013     7.500      358.01      589      70.8
02/07                         $50,363,857       265      6.19    $190,052     7.452      359.00      595      75.3
03/07                         $50,345,128       240      6.19    $209,771     7.447      360.00      592      76.3
04/07                          $5,085,566        24      0.63    $211,899     7.231      360.00      585      74.2
07/07                            $738,405         4      0.09    $184,601     7.553      352.00      614      72.7
08/07                            $554,166         3      0.07    $184,722     7.004      353.00      576      80.3
09/07                          $1,358,603         8      0.17    $169,825     8.007      354.00      556      72.1
10/07                            $548,909         5      0.07    $109,782     8.794      355.00      541      62.2
11/07                          $3,717,389        25      0.46    $148,696     7.921      356.00      600      70.8
12/07                          $9,584,152        64      1.18    $149,752     7.770      357.00      587      69.3
01/08                        $104,941,639       643     12.91    $163,206     7.944      358.00      582      70.3
02/08                        $197,748,675     1,112     24.32    $177,832     7.794      359.01      590      71.7
03/08                        $293,978,488     1,549     36.16    $189,786     7.547      360.00      596      74.0
04/08                         $30,806,344       157      3.79    $196,219     7.550      360.00      595      75.9
02/10                            $299,752         1      0.04    $299,752     6.950      359.00      649      63.2
03/10                            $400,720         2      0.05    $200,360     6.783      360.00      646      80.0
---------------------------------------------------------------------------------------------------------------------------------
                             $813,025,155     4,486    100.00    $181,236     7.658      358.88      592      73.0
---------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.